Exhibit 99.1

Dollar Tree, Inc. to Host Second Quarter Earnings Conference Call

CHESAPEAKE, Va. — August 13, 2020 — Dollar Tree, Inc. (NASDAQ: DLTR) will host its conference call for investors and analysts to discuss financial results for the second quarter ended August 1, 2020.

WHEN:	Thursday, August 27, 2020
9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 800-367-2403 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, September 2, and may be accessed by dialing 888-203-1112. Please enter Passcode # 6827000.

CONTACT:	Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284

www.DollarTree.com
DLTR-E